               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                      September 5, 1997 (August 21, 1997)



                               ZYCAD CORPORATION
                               -----------------
            (Exact name of registrant as specified in its charter)


                        Commission file number 0-13244



DELAWARE                                                    41-1404495
(State or other jurisdiction of                     (I. R. S. Employer
incorporation or organization)                     Identification No.)


47100 BAYSIDE PARKWAY, FREMONT, CALIFORNIA                       94538
(Address of principal executive offices)                   ( Zip Code)


  Registrant's telephone number, including area code:  (510) 623-4400

















                            NOT APPLICABLE
    (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

SALE OF THE VERIFICATION BUSINESS ASSETS

On August 21, 1997, Zycad Corporation (the Company), agreed to sell its assets relating to its verification business to IKOS Systems, Inc. (IKOS) and Test Systems Strategies, Inc. (TSSI), a division of Credence Systems Corporation. The current maintenance and support business is expected to be transitioned to a new subsidiary, Zycad TMG, during the third quarter of 1997. Following that transition, Zycad will change its corporate name to GateField Corporation (OTC:GATE).

The Asset Purchase Agreement with IKOS called for IKOS to buy all of rights, title and interest to the intangible assets of the XP and PXP hardware fault simulation product business for $3.0 million. Under the terms of the agreement, IKOS paid $2.0 million upon execution of the agreement. An additional $0.5 million is due on December 31, 1997 and $0.5 million will be paid on June 30, 1998. No liabilities of the Company are being assumed by IKOS.

In an Asset Purchase Agreement valued at approximately $2.3 million, TSSI purchased substantially all of the assets of the Attest business, Zycad's software fault and test products known as the TDX product line. Under the terms of the agreement, TSSI paid approximately $2.3 million upon execution of the agreement.

Information contained in the August 21, 1997 press release further describes the sale of the verification business assets and is incorporated herein by reference to Exhibit 20.02 of this report.


ITEM 5.  OTHER EVENTS

REDEMPTION OF ALL CONVERTIBLE PREFERRED STOCK

On August 25, 1997, in a transaction valued at $1.8 million, the Company completed the redemption of all of the outstanding shares of the Company's Convertible Preferred Stock that were issued in May, 1997. The Company currently has approximately 35 million share of Common Stock outstanding.

Information contained in the August 25, 1997 press release further describes the redemption of the outstanding shares of Convertible Preferred Stock and is incorporated herein by reference to Exhibit 20.03 of this report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired

          Not applicable.

     (b)  Pro Forma Financial Information

        (1) Zycad Corporation pro forma Condensed Income Statement (unaudited) for the six months ended June 30, 1997 (see page 4).

        (2) Zycad Corporation pro forma Condensed Balance Sheet (unaudited) for the six months ended June 30, 1997 (see page 4).

     (c)  Exhibits

             4.40 Redemption Agreement for Zycad Corporation Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, and Series A-5 Convertible Preferred Stock.

             10.27 Asset Purchase Agreement dated August 18, 1997,
                   regarding the purchase of Zycad Corporation's XP and PXP hardware fault simulation product business by IKOS Systems, Inc.

             10.28 Asset Purchase Agreement dated August 20, 1997,
                   regarding the purchase of Zycad Corporation's TDX software fault simulation and test business.

             20.02 Zycad Corporation's press release dated August
                   21, 1997, regarding the sale of Zycad Corporation's verification business to IKOS Systems, Inc. and Credence Systems Corporation.

             20.03 Zycad Corporation's press release dated August
                   25, 1997, regarding the redemption of all Convertible Preferred Stock.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ZYCAD CORPORATION



                                BY  /s/ Stephen A. Flory
                                    --------------------
                                   Stephen A. Flory
                                   Vice President and Chief Financial Officer






September 5, 1997

                       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                               (in thousands, except per share amounts)
                                             (unaudited)

                                                                       Effects of
                                                                         sale of        Effects of
                                                                      Verification      buy out of    Pro forma
                                                         6 months       Business        Preferred     6 months
                                                          ended       to IKOS and         Stock         ended
                                                         6/30/97         TSSI           placement      6/30/97
                                                       ----------      -----------     -----------   ----------
Revenues                                               $    7,900      $       -       $      -      $  7,900
Cost of Revenues                                            6,521                                       6,521
                                                       ----------      -----------     -----------   ----------
     Gross profit                                           1,379              -              -            22
Total operating expenses                                   11,993                                      11,993
                                                       ----------      -----------     -----------   ----------
Operating loss                                            (10,614)              -              -      (11,971)
                                                       ----------      -----------     -----------   ----------
Other income (expense)
   Interest expense                                          (855)                                       (855)
   Other income                                             3,984          1,400                        5,384
                                                       ----------      -----------     -----------   ----------
      Total other income                                    3,129          1,400              -         4,529
                                                       ----------      -----------     -----------   ----------
Net income (loss)                                      $   (7,485)     $   1,400       $      -      $ (7,442)
                                                       ----------      -----------     -----------   ----------
                                                       ----------      -----------     -----------   ----------
Net loss per share                                                                                  $   (0.28)
                                                                                                     ----------
                                                                                                     ----------
Weighted average common shares                                                                         26,148
                                                                                                     ----------
                                                                                                     ----------


                              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                              (in thousands)
                                               (unaudited)

                                                                                                      Pro forma
                                                          6/30/97                                      6/30/97
                                                         ---------                                   ----------
ASSETS
Current assets
  Cash and cash equivalents                               $  2,346       $  4,177     $  (1,824)      $   4,699
  Accounts receivable, net                                   3,889          1,033                         4,922
  Inventories, net                                           1,501           (716)                          785
  Other current assets                                         593           (236)                          357
                                                          --------       ---------    ----------      ---------
     Total current assets                                    8,329          4,258        (1,824)         10,763
Property and equipment, net                                  4,206           (851)                        3,355
Purchased technology, net                                    2,440         (1,674)                          766
Other assets                                                 2,071           (439)                        1,632
                                                          --------       ---------    ----------      ---------
     Total assets                                         $ 17,046       $  1,294     $  (1,824)      $  16,516
                                                          --------       ---------    ----------      ---------
                                                          --------       ---------    ----------      ---------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
   Current portion of long-term obligations               $    692       $     -      $       -       $    692
   Accounts payable                                          3,588            (33)                       3,555
   Accrued expenses                                          4,406                                       4,406
   Deferred revenues                                         1,972            (73)                       1,899
                                                          --------       ---------    ----------      --------
      Total current liabilities                             10,658           (106)             -        10,552
Long-term obligations                                          328                                         328
Convertible debenture notes                                  1,131                                       1,131
                                                          --------       ---------    ----------      --------
      Total liabilities                                     12,117           (106)             -        12,011
Stockholders' equity                                         4,929          1,400        (1,824)         4,505
                                                          --------       ---------    ----------      --------
      Total liabilities and stockholders' equity          $ 17,046       $  1,294     $  (1,824)      $ 16,516
                                                          --------       ---------    ----------      --------
                                                          --------       ---------    ----------      --------

                                         5